Exhibit 10.1

CISCO SYSTEMS, INC.

2005 STOCK INCENTIVE PLAN

EFFECTIVE AS OF NOVEMBER 15, 2005

AS AMENDED AND RESTATED

EFFECTIVE AS OF NOVEMBER 15, 2007

i

CISCO SYSTEMS, INC.

2005 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED

(Effective as of November 15, 2007)

SECTION 1.    INTRODUCTION.

The Company’s Board of Directors adopted the Cisco Systems, Inc. 2005 Stock Incentive Plan, as amended and restated on September 13, 2007; provided that, the Plan shall become effective upon its approval by Company shareholders. If the Company’s shareholders do not approve this Plan, no Awards will be made under this Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants, and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

SECTION 2.    DEFINITIONS.

(a) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award” means any award of an Option, SAR, Stock Grant or Stock Unit under the Plan.

(c) “Board” means the Board of Directors of the Company, as constituted from time to time.

(d) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(e) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

(f) “Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following:

(i) A change in the composition of the Board over a period of thirty-six consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or

(ii) The acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 35% of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders accept.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(h) “Committee” means a committee described in Section 3.

(i) “Common Stock” means the Company’s common stock.

(j) “Company” means Cisco Systems, Inc., a California corporation.

(k) “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

(l) “Corporate Transaction” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following shareholder approved transactions:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(m) “Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).

(n) “Director” means a member of the Board who is also an Employee.

(o) “Disability” means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(p) “Employee” means an individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(s) “Fair Market Value” means the market price of a Share as determined in good faith by the Committee. The Fair Market Value shall be determined by the following:

(i) If the Shares were traded over-the-counter or listed with NASDAQ on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for the date in question or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange on the date in question, the Fair Market Value is the closing selling price for the Common Stock as such price is officially quoted in the composite tape of transactions on the exchange determined by the Committee to be the primary market for the Common Stock for the date in question; provided, however, that if there is no such reported price for the Common Stock for the date in question under (i) or (ii), then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(t) “Fiscal Year” means the Company’s fiscal year.

(u) “Grant” means any grant of an Award under the Plan.

(v) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(w) “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(x) “Non-Employee Director” means a member of the Board who is not an Employee.

(y) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(z) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(aa) “Optionee” means an individual, estate or other entity that holds an Option.

(bb) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(cc) “Participant” means an individual or estate or other entity that holds an Award.

(dd) “Performance Goal” means an objective formula or standard determined by the Committee with respect to each Performance Period utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and preestablished by the Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) writeoffs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) operations; (xxv) intellectual property (e.g., patents); (xxvi) product development; (xxvii) regulatory activity; (xxviii) manufacturing, production or inventory; (xxix) mergers and acquisitions or divestitures; (xxx) financings; and/or (xxxi) customer satisfaction, each with respect to the Company and/or one or more of its affiliates or operating units. Awards issued to persons who are not Covered Employees may take into account other factors (including subjective factors).

(ee) “Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

(ff) “Plan” means this Cisco Systems, Inc. 2005 Stock Incentive Plan as amended and restated, and as it may be further amended from time to time.

(gg) “Previous Plan Award” means any award of an Option, SAR, Stock Grant or Stock Unit under the Cisco Systems, Inc. 1996 Stock Incentive Plan, the Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan or the Cisco Systems, Inc. WebEx Acquisition Long-Term Incentive Plan.

(hh) “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s), whether through amendment, cancellation, or replacement grants, or any other means.

(ii) “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(jj) “SEC” means the Securities and Exchange Commission.

(kk) “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

(nn) “Share” means one share of Common Stock.

(oo) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(pp) “Stock Grant” means Shares awarded under the Plan.

(qq) “Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

(rr) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(ss) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(tt) “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

(uu) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(vv) “10-Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.    ADMINISTRATION.

(a) Committee Composition. The Board or a Committee appointed by the Board shall administer the Plan. Unless the Board provides otherwise, the Company’s Compensation & Management Development Committee shall be the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to Non-Employee Directors, shall grant Awards under the Plan to such Non-Employee Directors, and shall determine all terms of such Awards.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i) selecting Key Employees who are to receive Awards under the Plan;

(ii) determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii) correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv) accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v) interpreting the Plan;

(vi) making all other decisions relating to the operation of the Plan; and

(vii) adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by Key Employees of the Company and its Subsidiaries and Affiliates who reside outside the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.    GENERAL.

(a) General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee, in its sole discretion.

(b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

(c) Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d) Beneficiaries. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e) Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award or grant an Award upon the satisfaction of performance conditions. If performance conditions are included in Awards to Covered Employees, then such Awards may be subject to the achievement of Performance Goals established by the Committee. Such Performance Goals shall be established and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments subject to Performance Goals are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Employees who are not Covered Employees need not comply with the requirements of Code Section 162(m).

(f) No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

(g) Termination of Service. Unless the applicable Award agreement or, with respect to Participants who reside in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the expiration term of the Option or SAR as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration and the vested portions of any outstanding Stock Units shall be settled upon termination; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options and SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of a Participant is terminated for any reason other than for Cause, death, or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within three months after the date of such termination; or (iv) if the Service of a Participant is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within eighteen months after the date of termination of Service.

(h) Director Fees. Each Non-Employee Director may elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid. For purposes of the Plan, a Non-Employee Director’s regular annual retainer shall not include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason. Such an election may be for any dollar or percentage amount equal to at least 25% of the Non-Employee

Director’s regular annual retainer (up to a limit of 100% of the Non-Employee Director’s regular annual retainer). The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve month continuous period designated by the Board. Any amount of the regular annual retainer not elected to be received as a Stock Grant or Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures. Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5.    SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a) Basic Limitations. The stock issuable under the Plan shall be authorized but unissued Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 559,000,000 Shares, subject to adjustment pursuant to Section 11. Shares issued as Stock Grants or pursuant to Stock Units will count against the Shares available for issuance under the Plan as 2.5 Shares for every 1 Share issued in connection with the Award.

(b) Additional Shares. If Awards are forfeited or are terminated for any other reason before being exercised or settled, then the Shares underlying such Awards shall again become available for Awards under the Plan. If a Previous Plan Award is forfeited or is terminated for any other reason before being exercised or settled, then the Shares underlying such Previous Plan Award shall again become available for Awards under this Plan. SARs shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs.

(c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

(d) Share Limits.

(i) Limits on Options. Subject to adjustment pursuant to Section 11, no Key Employee shall receive Options to purchase Shares during any Fiscal Year covering in excess of 5,000,000 Shares and the aggregate maximum number of Shares that may be issued in connection with ISOs shall be 559,000,000 Shares.

(ii) Limits on SARs. Subject to adjustment pursuant to Section 11, no Key Employee shall receive Awards of SARs during any Fiscal Year covering in excess of 5,000,000 Shares and the aggregate maximum number of Shares that may be issued in connection with SARs shall be 559,000,000 Shares.

(iii) Limits on Stock Grants and Stock Units. Subject to adjustment pursuant to Section 11, no Key Employee shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 5,000,000 Shares.

(iv) Limits on Awards to Non-Employee Directors. Subject to adjustment pursuant to Section 11, no Non-Employee Director shall receive Awards during any Fiscal Year covering, in the aggregate, in excess of 50,000 Shares; provided that any Shares received pursuant to an election under Section 4(h) shall not count against such limit.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 11.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Shareholders) on the date of Grant.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed nine years from the date of Grant. Unless the applicable Stock Option Agreement provides otherwise, each Option shall vest and become exercisable with respect to 20% of the Shares subject to the Option upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the Option shall vest and become exercisable in forty-eight equal installments upon completion of each month of Service thereafter, and the term of the Option shall be nine years from the date of Grant. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of

Shares, at the same or a different Exercise Price, and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding Options unless there is approval by the Company shareholders and no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

(f) Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7.    PAYMENT FOR OPTION SHARES.

The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

(i) Surrender of Stock. Payment for all or any part of the Exercise Price or Options may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration. Such Shares shall be valued at their Fair Market Value.

(ii) Cashless Exercise. Payment for all or any part of the Exercise Price may be made through Cashless Exercise at the Committee’s sole discretion.

(iii) Other Forms of Payment. Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

SECTION 8.    TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each Grant of a SAR under the Plan shall be evidenced and governed exclusively by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a SAR Agreement (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall be subject to adjustment of such number in accordance with Section 11.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price which shall be established by the Committee. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed nine years from the date of Grant. Unless the applicable SAR Agreement provides otherwise, each SAR shall vest and become exercisable with respect to 20% of the Shares subject to the SAR upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the SAR shall vest and become exercisable in forty-eight equal installments upon completion of each month of Service thereafter, and the term of the SAR shall be nine years from the date of Grant. A SAR Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. No SAR may provide that, upon exercise of the SAR, a new SAR will automatically be granted.

(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of Grant of the SAR, in its sole discretion. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares subject to the SARs exceeds the Exercise Price of those Shares.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, unless there is approval by the Company shareholders, the Committee may not Re-Price outstanding SARs and no modification of a SAR shall, without the consent of the Participant, impair his or her rights or obligations under such SAR.

(g) Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9.    TERMS AND CONDITIONS FOR STOCK GRANTS.

(a) Amount and Form of Awards. Awards under this Section 9 may be granted in the form of a Stock Grant. Each Stock Grant Agreement shall specify the number of Shares to which the Stock Grant pertains and shall be subject to adjustment of such number in accordance with Section 11. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

(b) Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions). The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

(c) Payment for Stock Grants. Stock Grants may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

(d) Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Grant Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Grant Agreement provides otherwise, each Stock Grant shall vest with respect to 20% of the Shares subject to the Stock Grant upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date. A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e) Assignment or Transfer of Stock Grants. Except as provided in the applicable Stock Grant Agreement, and then only to the extent permitted by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(e) shall be void. However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

(f) Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(g) Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding stock grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

SECTION 10.    TERMS AND CONDITIONS OF STOCK UNITS.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced and governed exclusively by a Stock Unit Agreement between the Participant and the

Company. Such Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Unit Agreement (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.

(c) Payment for Stock Units. Stock Units shall be issued without consideration.

(d) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Unit Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Unit Agreement provides otherwise, each Stock Unit shall vest with respect to 20% of the Shares subject to the Stock Unit upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(f) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

(i) Assignment or Transfer of Stock Units. Except as provided in the applicable Stock Unit Agreement, and then only to the extent permitted by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(i) shall be void. However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

SECTION 11.    PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments to the following:

(i) the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii) the limits on Awards specified in Section 5;

(iii) the number of Shares and the kind of shares or securities covered by each outstanding Award; or

(iv) the Exercise Price under each outstanding SAR or Option.

(b) Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12.    EFFECT OF A CORPORATE TRANSACTION.

(a) Corporate Transaction. In the event that the Company is a party to a Corporate Transaction, outstanding Awards shall be subject to the applicable agreement of merger, reorganization, or sale of assets. Such agreement may provide, without limitation, for the assumption or substitution of outstanding Options, SARs, or Stock Units by the surviving corporation or its parent, for the assumption of outstanding Stock Grant Agreements by the surviving corporation or its parent, for the replacement of outstanding Options, SARs, and Stock Units with a cash incentive program of the surviving corporation which preserves the spread existing on the unvested portions of such outstanding Awards at the time of the transaction and provides for subsequent payout in accordance with the same vesting provisions applicable to those Awards, for accelerated vesting of outstanding Awards, or for the cancellation of outstanding Options, SARs, and Stock Units, with or without consideration, in all cases without the consent of the Participant.

(b) Acceleration. The Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Corporate Transaction or a Change in Control occurs. Unless otherwise provided in the applicable Award agreement, in the event that a Corporate Transaction occurs and any outstanding Options, SARs or Stock Units are not assumed, substituted, or replaced with a cash incentive program pursuant to Section 12(a) or any outstanding Stock Grant Agreements are not assumed pursuant to Section 12(a), then such Awards shall fully vest and be fully exercisable immediately prior to such Corporate Transaction. Immediately following the consummation of a Corporate Transaction, all outstanding Options, SARs and Stock Units shall terminate and cease to be outstanding, except to the extent that they are assumed by the surviving corporation or its parent.

(c) Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 13.    LIMITATIONS ON RIGHTS.

(a) No Entitlements. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(b) Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 11.

(c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 14.    WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering or attesting to all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

SECTION 15.    DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan shall become effective upon its approval by Company shareholders. The Plan shall terminate at the Company’s 2012 Annual Meeting of Shareholders and may be terminated on any earlier date pursuant to this Section 15.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent such approval is otherwise required by applicable laws, regulations or rules.

SECTION 16.    EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

CISCO SYSTEMS, INC.

By:
Mark Chandler

Title:	Senior Vice President, Legal Services,
General Counsel and Secretary

(For Grants Prior to September 2008)

CISCO SYSTEMS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) made to purchase shares of Cisco Systems, Inc. (the “Company”) common stock:

Optionee:

Grant Date:

Type of Option:	Incentive Stock Option
Nonstatutory Stock Option

Grant Number:

Number of Option Shares:                                                                                                                                                                 shares

Exercise Price: $             per share

Vesting Commencement Date:

Expiration Date:

Exercise Schedule

The Option shall vest and become exercisable with respect to (i) twenty percent (20%) of the Option Shares upon Optionee’s completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in a series of forty-eight (48) successive equal monthly installments upon Optionee’s completion of each additional month of Service over the forty-eight (48)-month period measured from the first annual anniversary of the Vesting Commencement Date. In no event shall the Option vest and become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Committee shall have the right, to extend the period over which the Option shall thereafter vest and become exercisable for the Option Shares during the remainder of the Option term. The decision whether or not to approve Optionee’s request for any reduced work commitment shall be at the sole discretion of the Company. In no event shall any extension of the Exercise Schedule for the Option Shares result in the extension of the Expiration Date of the Option.

Optionee understands and agrees that the Option is offered subject to and in accordance with the terms of the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto.

No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the attached Stock Option Agreement or the Plan.

STOCK OPTION AGREEMENT

Recitals

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and Consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Company (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the attached Notice of Grant of Stock Option (the “ Notice”), or the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price specified in the Notice.

2. Option Term. This Option shall have a maximum term of nine (9) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 4, 5 or 6.

3. Non-Transferability. This Option shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law. Notwithstanding the foregoing, should the Optionee die while holding this Option, then this Option shall be transferred in accordance with Optionee’s will or the laws of descent and distribution.

4. Dates of Exercise. This Option shall vest and become exercisable for the Option Shares in one or more installments as specified in the Notice. As the Option becomes exercisable for such installments, those installments shall accumulate and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the Option term under Paragraph 5 or 6. As an administrative matter, the exercisable portion of this Option may only be exercised until the close of the Nasdaq Global Select Market on the Expiration Date or the earlier termination date under Paragraph 5 or 6 or, if such date is not a trading day on the Nasdaq Global Select Market, the last trading day before such date. Any later attempt to exercise this Option will not be honored. For example, if Optionee ceases to remain in Service as provided in Paragraph 5(i) and the date three (3) months from the date of cessation is Monday, July 4 (a holiday on which the Nasdaq Global Select Market is closed), Optionee must exercise the exercisable portion of this Option by 4 pm Eastern Daylight Time on Friday, July 1.

5. Cessation of Service. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(i) Should Optionee cease to remain in Service for any reason (other than death, Disability or Cause) while this Option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(ii) If Optionee dies while this Option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (A) the expiration of the eighteen (18)- month period measured from the date of Optionee’s death or (B) the Expiration Date.

(iii) Should Optionee cease Service by reason of Disability while this Option is outstanding, then Optionee shall have a period of eighteen (18) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(iv) Optionee’s date of cessation of Service shall mean the date upon which Optionee ceases active performance of services for the Company following the provision of such notification of termination or resignation from Service and shall be determined solely by this Agreement and without reference to any other agreement, written or oral, including Optionee’s contract of employment, and shall not otherwise include any period of notice of termination of employment, whether expressed or implied.

(v) During the limited period of post-Service exercisability, this Option may not be exercised in the aggregate for more than the number of vested Option Shares for which the Option is exercisable at the time of Optionee’s cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. However, this Option shall, immediately upon Optionee’s cessation of Service for any reason, terminate and cease to be outstanding with respect to any Option Shares in which Optionee is not otherwise at that time vested or for which this Option is not otherwise at that time exercisable.

(vi) Should Optionee’s Service be terminated for Cause or should Optionee otherwise engage in activities constituting Cause while this Option is outstanding, then this Option shall terminate immediately and cease to remain outstanding. In the event Optionee’s Service with the Company is suspended pending an investigation of whether Optionee’s Service will be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.

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6. Special Acceleration of Option

(a) This Option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully vested and exercisable, shall automatically accelerate so that this Option shall, immediately prior to the effective date of the Corporate Transaction, become vested and exercisable for all of the Option Shares at the time subject to this Option and may be exercised for any or all of those Option Shares as fully-vested Shares. No such acceleration of this Option, however, shall occur if and to the extent: (i) this Option is, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) this Option is replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such Shares) and provides for subsequent pay-out in accordance with the same Exercise Schedule set forth in the Notice. The determination of option comparability under clause (i) shall be made by the Committee, and such determination shall be final, binding and conclusive.

(b) Immediately following the effective date of the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this Option is assumed in connection with a Corporate Transaction, then the Committee shall appropriately adjust the number of shares and the kind of shares or securities covered by the Option and the Exercise Price immediately after such Corporate Transaction, provided the aggregate Exercise Price shall remain the same.

(d) This Option, to the extent outstanding at the time of a Change in Control but not otherwise fully vested and exercisable, shall automatically accelerate so that this Option shall, immediately prior to the effective date of the Change in Control, become vested and exercisable for all of the Option Shares at the time subject to this Option and may be exercised for any or all of those Option Shares as fully-vested Shares. This Option shall remain so exercisable until the Expiration Date or sooner termination of the Option term.

(e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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7. Adjustment in Option Shares. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, appropriate adjustments shall be made to (i) the total number and/or kind of shares or securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Shareholder Rights. The holder of this Option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Shares.

9. Manner of Exercising Option.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

(i) Pay the aggregate Exercise Price for the purchased Shares in one or more of the following forms:

(A) cash or check which, in the Company’s sole discretion, shall be made payable to a Company-designated brokerage firm or the Company;

(B) as permitted by applicable law, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (I) to a Company-designated brokerage firm (or in the case of an executive officer or Board member of the Company, an Optionee-designated brokerage firm) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates and (II) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; and

(C) a promissory note payable to the Company, but only to the extent authorized by the Committee in accordance with Paragraph 13.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

(iii) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all tax withholding requirements applicable to the Option exercise.

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(b) As soon as practical after the exercise date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) the purchased Option Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), subject to the appropriate legends and/or stop transfer instructions.

(c) In no event may this Option be exercised for any fractional Shares.

(d) Notwithstanding any other provisions of the Plan, this Agreement or any other agreement to the contrary, if at the time this Option is exercised, Optionee is indebted to the Company (or any Parent or Subsidiary) for any reason, the following actions shall be taken, as deemed appropriate by the Committee:

(i) any Shares to be issued upon such exercise shall automatically be pledged against Optionee’s outstanding indebtedness; and

(ii) if this Option is exercised in accordance with subparagraph 9(a)(i)(B) above, the after tax proceeds of the sale of Optionee’s Shares shall automatically be applied to the outstanding balance of Optionee’s indebtedness.

10. Compliance with Laws and Regulations.

(a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable laws, regulations and rules relating thereto, including all applicable regulations of any stock exchange (or the Nasdaq Global Select Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

12. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to the Optionee at the address maintained for the Optionee in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

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13. Financing. The Committee may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Company. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Committee in its sole discretion.

14. Construction. The Notice, this Agreement, and the Option evidenced hereby (a) are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, and (b) constitute the entire agreement between Optionee and the Company on the subject matter hereof and supercede all proposals, written or oral, and all other communications between the parties related to the subject matter. All decisions of the Committee with respect to any question or issue arising under the Notice, this Agreement or the Plan shall be conclusive and binding on all persons having an interest in this Option.

15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to the conflict of laws principles thereof.

16. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of Shares which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares issuable under the Plan is obtained in accordance with the provisions of the Plan and all applicable laws, regulations and rules.

17. Additional Terms Applicable to an Incentive Stock Options. In the event this Option is designated an Incentive Stock Option in the Notice, the following terms and conditions shall also apply to the Option:

(a) This Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option if (and to the extent) this Option is exercised for one or more Option Shares: (A) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Disability or (B) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Disability.

(b) Even if this Option is designated as an Incentive Stock Option, if the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate Fair Market Value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance all applicable laws, regulations and rules.

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18. Leave of Absence. Unless otherwise determined by the Committee, the following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(a) The Exercise Schedule in effect under the Notice shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Option Shares during the period Optionee remains on such leave.

(b) If the Option is designated as an Incentive Stock Option in the Notice and if the leave of absence continues for more than ninety (90) days, then this Option shall automatically convert to a Nonstatutory Stock Option at the end of the three (3)-month period measured from the ninety-first (91st) day of such leave, unless the Optionee’s right to return to active work is guaranteed by law or by a contract.

(c) In no event shall this Option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Service prior to the Expiration Date of the Option term.

19. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

20. Authorization to Release Necessary Personal Information.

(a) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the fact and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all options or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the exercise of Options under the Plan or with whom Shares acquired upon exercise of this Option or cash from the sale of such shares may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understands that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for Optionee’s participation in the Plan.

(b) Optionee may at any time withdraw the consents herein, by

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contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from the Option, and Optionee’s ability to participate in the Plan.

21. No Entitlement or Claims for Compensation.

(a) Optionee’s rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represents any portion of a Optionee’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to remain an Employee, Consultant or director of the Company, a Parent or a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of Optionee at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) Optionee agrees that the Company may require Options granted hereunder be exercised with, and the Option Shares held by, a broker designated by the Company. In addition, Optionee agrees that his or her rights hereunder shall be subject to set-off by the Company for any valid debts the Optionee owes to the Company.

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(For Grants Beginning September 2008)

CISCO SYSTEMS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) made to purchase shares of Cisco Systems, Inc. (the “Company”) common stock:

Optionee:

Grant Date:

Type of Option: U.S. Nonstatutory Stock Option

Grant Number:

Number of Option Shares:                                                                                                                                                 shares

Exercise Price: $             per share

Vesting Commencement Date:

Expiration Date:

Exercise Schedule. The Option shall vest and become exercisable with respect to (i)                      percent (    %) of the option shares, as set forth above (the “Option Shares”) upon Optionee’s completion of                      of Service measured from the vesting commencement date as set forth above (“Vesting Commencement Date”) and (ii) the balance of the Option Shares in                      installments upon Optionee’s completion of each additional                      of Service over the                      period measured from the                      anniversary of the Vesting Commencement Date. In no event shall the Option vest and become exercisable for any additional Option Shares after Optionee’s cessation of Service.

Should Optionee request a reduction to his or her work commitment to less than thirty (30) hours per week, then the Company shall have the right to extend the period over which the Option shall thereafter vest and become exercisable for the Option Shares during the remainder of the Option term to the extent permitted under local law. In no event shall any extension of the exercise schedule, as set forth above (“Exercise Schedule”) for the Option Shares result in the extension of the expiration date, as set forth above, (“Expiration Date”) of the Option.

Optionee understands and agrees that the Option is offered subject to and in accordance with the terms of the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement (the “Agreement”) attached hereto.

No Employment or Service Contract. Nothing in this Notice or in the attached Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent, Subsidiary or Affiliate employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause to the extent permissible under local law.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the attached Agreement or the Plan.

STOCK OPTION AGREEMENT

Recitals

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board and Consultants.

B. Optionee is to render valuable services to the Company (or a Parent, Subsidiary or Affiliate), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the attached Notice of Grant of Stock Option (the “Notice”), or the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the grant date, as set forth in the Notice, (the “Grant Date”) an option to purchase up to the number of Option Shares specified in the Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price specified in the Notice.

2. Option Term. This Option shall have a maximum term of seven (7) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 4, 5 or 6.

3. Non-Transferability. This Option shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law. Notwithstanding the foregoing, should the Optionee die while holding this Option, then this Option shall be transferred in accordance with Optionee’s will or the laws of descent and distribution.

4. Dates of Exercise. This Option shall vest and become exercisable for the Option Shares in one or more installments as specified in the Notice. As the Option becomes exercisable for such installments, those installments shall accumulate and the Option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the Option term under Paragraph 5 or 6. As an administrative matter, the exercisable portion of this Option may only be exercised until the close of the Nasdaq Global Select Market on the Expiration Date or the earlier termination date under Paragraph 5 or 6 or, if such date is not a trading day on the Nasdaq Global Select Market, the last trading day before such date. Any later attempt to exercise this Option will not be honored. For example, if Optionee ceases to remain in Service as provided in Paragraph 5(i) and the date three (3) months from the date of cessation is Monday, July 4 (a holiday on which the Nasdaq Global Select Market is closed), Optionee must exercise the exercisable portion of this Option by 4:00 p.m. Eastern Daylight Time on Friday, July 1.

5. Cessation of Service. The Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(i) Should Optionee cease to remain in Service for any reason (other than death, Disability or Cause and whether or not in breach of local labor laws) while this Option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(ii) If Optionee dies while this Option is outstanding, then the Optionee’s designated beneficiary or, if no beneficiary was designated or properly designated or, if no designated beneficiary survives the Optionee, the Optionee’s estate (to the extent reasonably determinable) or other individual or entity entitled to receive the Option under applicable local law shall have the right to exercise this Option. Such right shall lapse, and this Option shall cease to be outstanding, upon the earlier of (A) the expiration of the eighteen (18) month period measured from the date of Optionee’s death or (B) the Expiration Date. Optionee may only make a beneficiary designation with respect to this Option if the Company has approved a process or procedure for such beneficiary designation for the local jurisdiction within which Optionee performs services for the Company or a Parent, Subsidiary or Affiliate. If no such beneficiary designation process or procedure has been approved by the Company, then, in the event of Optionee’s death, this Option may only be exercised by the Optionee’s estate (to the extent reasonably determinable) or other individual or entity entitled to receive the Option under applicable local law.

(iii) Should Optionee cease Service by reason of Disability while this Option is outstanding, then Optionee shall have a period of eighteen (18) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(iv) During the limited period of post-Service exercisability, this Option may not be exercised in the aggregate for more than the number of vested Option Shares for which the Option is exercisable at the date the Optionee ceases to actively provide Service (not extended by any notice period mandated under local law). Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. However, this Option shall, immediately as of the date the Optionee ceases to actively provide Service for any reason, terminate and cease to be outstanding with respect to any Option Shares in which Optionee is not otherwise at that time vested or for which this Option is not otherwise at that time exercisable.

(v) Should Optionee’s Service be terminated for Cause or should Optionee otherwise engage in activities constituting Cause while this Option is

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outstanding, then this Option shall terminate immediately and cease to remain outstanding. In the event Optionee’s Service is suspended pending an investigation of whether Optionee’s Service will be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period.

(vi) For purposes of this Paragraph 5, in the event of Optionee’s cessation of Service, Optionee’s right to receive additional options or to vest in the Option will end as of the date the Optionee is no longer actively providing Service and will not be extended by any notice period mandated under local law (e.g., active Service would not include any period of “garden leave” or similar period pursuant to local law); the Company shall have the exclusive discretion to determine when an Optionee is no longer actively providing Service for purposes of this Option.

6. Special Acceleration of Option.

(a) This Option, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully vested and exercisable, shall automatically accelerate so that this Option shall, immediately prior to the effective date of the Corporate Transaction, become vested and exercisable for all of the Option Shares at the time subject to this Option and may be exercised for any or all of those Option Shares as fully-vested Shares. No such acceleration of this Option, however, shall occur if and to the extent: (i) this Option is, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) this Option is replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such Shares) and provides for subsequent pay-out in accordance with the same Exercise Schedule set forth in the Notice. The determination of option comparability under clause (i) shall be made by the Committee, and such determination shall be final, binding and conclusive.

(b) Immediately following the effective date of the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this Option is assumed in connection with a Corporate Transaction, then the Committee shall appropriately adjust the number of shares and the kind of shares or securities covered by the Option and the Exercise Price immediately after such Corporate Transaction, provided the aggregate Exercise Price shall remain the same.

(d) This Option, to the extent outstanding at the time of a Change in Control but not otherwise fully vested and exercisable, shall automatically accelerate so that this Option shall, immediately prior to the effective date of the Change in Control,

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become vested and exercisable for all of the Option Shares at the time subject to this Option and may be exercised for any or all of those Option Shares as fully-vested Shares. This Option shall remain so exercisable until the Expiration Date or sooner termination of the Option term.

(e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7. Adjustment in Option Shares. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, appropriate adjustments shall be made to (i) the total number and/or kind of shares or securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8. Shareholder Rights. The holder of this Option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Shares.

9. Manner of Exercising Option.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

(i) Pay the aggregate Exercise Price for the purchased Shares in one or more of the following forms:

(A) cash or check which, in the Company’s sole discretion, shall be made payable to a Company-designated brokerage firm or the Company; and

(B) as permitted by applicable law, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (I) to a Company-designated brokerage firm (or in the case of an executive officer or Board member of the Company, an Optionee-designated brokerage firm) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus, if applicable, the amount necessary to satisfy the Company’s (or a Parent’s, Subsidiary’s or Affiliate’s) withholding obligations

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(including income tax, social taxes or insurance contributions, payroll tax, payment on account or other tax items related to Optionee’s participation in the Plan and legally applicable to Optionee (“Tax-Related Items”)) and (II) to the Company to deliver the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

(iii) Make appropriate arrangements with the Company (or a Parent, Subsidiary or Affiliate employing or retaining Optionee) for the satisfaction of all withholding or other obligations related to Tax-Related Items applicable to the Option grant, vesting, exercise or the sale of Shares, as applicable.

(b) As soon as practical after the exercise date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) the purchased Option Shares, (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), subject to the appropriate legends and/or stop transfer instructions.

(c) In no event may this Option be exercised for any fractional Shares.

(d) Notwithstanding any other provisions of the Plan, this Agreement or any other agreement to the contrary, if at the time this Option is exercised, Optionee is indebted to the Company (or any Parent, Subsidiary or Affiliate) for any reason, the following actions shall be taken, as deemed appropriate by the Committee:

(i) any Shares to be issued upon such exercise shall automatically be pledged against Optionee’s outstanding indebtedness; and

(ii) if this Option is exercised in accordance with subparagraph 9(a)(i)(B) above, the after tax proceeds of the sale of Optionee’s Shares shall automatically be applied to the outstanding balance of Optionee’s indebtedness.

10. Responsibility for Taxes.

(a) Optionee authorizes the Company and/or the Optionee’s employer (the “Employer”) or their respective agents, at their discretion, to satisfy any obligations related to Tax-Related Items by one or a combination of the following: (1) withholding all applicable Tax-Related Items from Optionee’s wages or other cash compensation paid to Optionee by the Company and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired upon exercise of the Option either through a voluntary sale (specifically including where this Option is exercised in accordance with subparagraph 9(a)(i)(B) above) or through a mandatory sale arranged by the Company (on Optionee’s behalf pursuant to this authorization); or (3) withholding of Shares that would otherwise be issued upon exercise of the Option. To avoid financial accounting charges under applicable accounting guidance, the Company may withhold or account for Tax-Related

5

Items by considering applicable minimum statutory withholding rates or may take any other action required to avoid financial accounting charges under applicable accounting guidance. Finally, Optionee must pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to issue or deliver the Shares or the proceeds of the sale of the Shares if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this Paragraph.

(b) Regardless of any action the Company or the Employer takes with respect to any or all Tax-Related Items, Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Optionee further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee becomes subject to taxation in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

11. Compliance with Laws and Regulations.

(a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable laws, regulations and rules relating thereto, including all applicable regulations of any stock exchange (or the Nasdaq Global Select Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance and all applicable foreign laws.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained.

12. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3, 5 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

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13. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to the Optionee at the address maintained for the Optionee in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

14. Construction. The Notice, this Agreement, and the Option evidenced hereby (a) are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, and (b) constitute the entire agreement between Optionee and the Company on the subject matter hereof and supercede all proposals, written or oral, and all other communications between the parties related to the subject matter. All decisions of the Committee with respect to any question or issue arising under the Notice, this Agreement or the Plan shall be conclusive and binding on all persons having an interest in this Option. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

15. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts for the United States for the Northern District of California and no other courts.

16. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of Shares which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares issuable under the Plan is obtained in accordance with the provisions of the Plan and all applicable laws, regulations and rules.

17. Leave of Absence. Unless otherwise determined by the Committee, to the extent permitted by local law, the following provisions shall apply upon the Optionee’s commencement of an authorized leave of absence:

(a) The Exercise Schedule in effect under the Notice shall be frozen as of the first day of the authorized leave, and this Option shall not become exercisable for any additional installments of the Option Shares during the period Optionee remains on such leave.

(b) In no event shall this Option become exercisable for any additional Option Shares or otherwise remain outstanding if Optionee does not resume Service prior to the Expiration Date of the Option term.

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18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

19. Authorization to Release and Transfer Necessary Personal Information.

(a) Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Parent, Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.

(b) Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number (or any other social or national identification number), salary, nationality, job title, residency status, any Shares or directorships held in the Company, details of all options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing the Optionee’s participation in the Plan. Optionee understands that Data may be transferred to the Company or any of its Parent, Subsidiaries or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Optionee’s country or elsewhere, including outside the European Economic Area, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that Optionee may request a list with the names and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing Optionee’s participation in the Plan, including any requisite transfer of such Data to a broker or other third party assisting with the administration of the Option under the Plan or with whom Shares acquired pursuant to these Options or cash from the sale of such Shares may be deposited. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries or Affiliates, or to any third parties is necessary for your participation in the Plan.

(c) Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to vest in or realize benefits from the Options, and Optionee’s ability to participate in the Plan. For

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more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.

20. No Entitlement or Claims for Compensation.

(a) Optionee’s rights, if any, in respect of or in connection with this Option or any other Award are derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. The Plan may be amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee or benefits in lieu of Options or any other Awards even if Options have been granted repeatedly in the past. All decisions with respect to future Option grants, if any, will be at the sole discretion of the Committee.

(b) This Option and the Shares subject to the Option are not intended to replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represent any portion of Optionee’s salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Parent, Subsidiary or Affiliate. The value of the Option and the Shares subject to the Option are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Parent, Subsidiary or Affiliate and which are outside the scope of Optionee’s written employment agreement (if any).

(c) Optionee acknowledges that he or she is voluntarily participating in the Plan.

(d) Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to remain an Employee, Consultant or director of the Company, a Parent, Subsidiary or an Affiliate. The Employer reserves the right to terminate the Service of Optionee at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any).

(e) The grant of the Option and Optionee’s participation in the Plan will not be interpreted to form an employment contract or relationship with the Company, the Employer or any Parent, Subsidiary or Affiliate.

(f) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option

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will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price. Optionee also understands that neither the Company, nor the Employer or any Parent, Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between the Employer’s local currency and the United States Dollar that may affect the value of this Option.

(g) In consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from termination of Optionee’s Service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim.

(h) Optionee agrees that the Company may require Options granted hereunder be exercised with, and the Option Shares held by, a broker designated by the Company.

(i) Optionee agrees that his or her rights hereunder (if any) shall be subject to set-off by the Company for any valid debts the Optionee owes to the Company.

(j) The Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.

21. No Advice Regarding Grant. The Company and the Employer have not provided any tax, legal or financial advice, nor has the Company or the Employer made any recommendations regarding Optionee’s participation in the Plan, or Optionee’s acquisition or sale of the underlying Shares. Optionee is hereby advised to consult with Optionee’s own personal tax, legal and financial advisors regarding Optionee’s participation in the Plan before taking any action related to the Plan.

22. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Optionee’s current or future participation in the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

23. Language. If this Agreement or any other document related to the Plan is translated into a language other then English and the meaning of the translated version is different from the English version, the English version will take precedence.

24. Appendix. Notwithstanding any provisions in this Agreement, the Option shall be subject to any special terms and conditions set forth in any Appendix to this

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Agreement for Optionee’s country of residence. Moreover, if Optionee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

25. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Optionee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. Optionee agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Optionee acknowledges that the laws of the country in which Optionee is working at the time of grant, vesting and exercise of the Option or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Optionee to additional procedural or regulatory requirements that Optionee is and will be solely responsible for and must fulfill.

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CISCO SYSTEMS, INC.

STOCK GRANT AGREEMENT

This Stock Grant Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Grant Award are as follows:

Employee ID:

Grant Date:

Grant Number:

Restricted Shares:

First Vest Date:	, 20 (the first annual anniversary of the vesting commencement date)

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Shares. Pursuant to the Plan, the Company hereby transfers to you, and you hereby accept from the Company, a Stock Grant Award consisting of the Restricted Shares, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Shares. So long as your Service continues, the Restricted Shares shall vest in accordance with the following schedule:                      percent (    %) of the total number of Restricted Shares issued pursuant to this Agreement shall vest on the First Vest Date and on each annual anniversary thereafter, unless otherwise provided by the Plan or Section 3 below. In the event of the termination of your Service for any reason, all unvested Restricted Shares shall be immediately forfeited without consideration. For purposes of facilitating the enforcement of the provisions of this Section 2, the Company may issue stop-transfer instructions on the Restricted Shares to the Company’s transfer agent, or otherwise hold the Restricted Shares in escrow, until the Restricted Shares have vested and you have satisfied all applicable obligations with respect to the Restricted Shares, including any applicable tax withholding obligations set forth in Section 5 below. Any new, substituted or additional securities or other property which is issued or distributed with respect to the unvested Restricted Shares shall be subject to the same terms and conditions as are applicable to the unvested Restricted Shares under this Agreement and the Plan.

3. Special Acceleration.

(a) To the extent the Restricted Shares are outstanding at the time of a Corporate Transaction, but not otherwise fully vested, such Restricted Shares shall automatically accelerate immediately prior to the effective date of the Corporate Transaction and shall become vested in full at that time. No such acceleration, however, shall occur if and to the extent: (i) this Stock Grant Agreement is, in connection with the Corporate Transaction, assumed by the successor corporation (or parent thereof), or (ii) the Restricted Shares are replaced with a cash incentive program of the successor corporation which preserves the Fair Market Value of the Restricted Shares at the time of the Corporate Transaction and provides for subsequent pay-out in accordance with the vesting schedule set forth in Section 2 above.

(b) Immediately following the effective date of the Corporate Transaction, this Stock Grant Agreement shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this Stock Grant Agreement is assumed in connection with a Corporate Transaction, then the Committee shall appropriately adjust the number of shares and the kind of shares or securities covered by this Stock Grant Agreement immediately after such Corporate Transaction.

(d) To the extent the Restricted Shares are outstanding at the time of a Change in Control but not otherwise fully vested, such Restricted Shares shall automatically accelerate immediately prior to the effective date of the Change in Control and shall become vested in full at that time.

(e) This Stock Grant Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

4. Restriction on Election to Recognize Income in the Year of Grant. Under Section 83 of the Code, the Fair Market Value of the Restricted Shares on the date the Restricted Shares vest will be taxable as ordinary income at that time. You understand, acknowledge and agree that, as a condition to the grant of this Award, you may not elect to be taxed at the time the Restricted Shares are acquired by filing an election under Section 83(b) of the Code with the Internal Revenue Service.

5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Shares which, at the sole discretion of the Company, may include (i) having the Company withhold Shares from the Restricted Shares held in escrow, or (ii) any other arrangement approved by the Company, in any case, equal in value to the amount necessary to satisfy any such withholding tax obligation. Such Shares shall be valued based on the Fair Market Value as of the day prior to the date that the amount of tax to be withheld is to be determined under applicable law. The Company shall not be required to release the Restricted Shares from the stop-transfer instructions or escrow unless and until such obligations are satisfied.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences.

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YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY STOCK GRANT AWARD. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Shares. Restricted Shares which have not vested pursuant to Section 2 above shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by the operation of law. However, this Section 7 shall not preclude you from designating a beneficiary who will receive any vested Restricted Shares in the event of the your death, nor shall it preclude a transfer of vested Restricted Shares by will or by the laws of descent and distribution.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Restricted Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Restricted Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Restricted Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Restricted Shares may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11. Voting and Other Rights. Subject to the terms of this Agreement, you shall have all the rights and privileges of a shareholder of the Company while the Restricted Shares are subject to stop-transfer instructions, or otherwise held in escrow, including the right to vote and to receive dividends (if any).

12. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or

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any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Stock Grant Award under the Plan or with whom Shares acquired pursuant to this Stock Grant Award or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

(b) You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from this Stock Grant Award, and your ability to participate in the Plan.

13. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with this Stock Grant Award or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Stock Grant Award, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Stock Grant Award is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Stock Grant Award or any other Award granted under the Plan shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Stock Grant Award or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) You agree that the Company may require that Restricted Shares be held by a broker designated by the Company. In addition, you agree that your rights hereunder shall be subject to set-off by the Company for any valid debts you owe the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

15. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by

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confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

16. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

17. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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(For Grants Beginning September 2008)

CISCO SYSTEMS, INC.

STOCK UNIT AGREEMENT

This Stock Unit Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Unit Award are as follows:

Employee ID:

Grant Date:

Grant Number:

Restricted Stock Units:

Vesting Commencement Date:

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, Restricted Stock Units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units. So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule:                      percent (    %) of the total number of Restricted Stock Units granted pursuant to this Agreement shall vest on [the                      anniversary of] the Vesting Commencement Date and on each                      anniversary thereafter, unless otherwise provided by the Plan or Section 4 below. If you take a leave of absence, the Company may, at its discretion, suspend vesting during the period of leave to the extent permitted under applicable local law. Prior to the time that the Restricted Stock Units are settled upon vesting, you shall have no rights other than those of a general creditor of the Company. The Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

3. Termination of Service. In the event of the termination of your Service for any reason (whether or not in breach of local labor laws), all unvested Restricted Stock Units shall be immediately forfeited without consideration. For purposes of the preceding sentence, your right to vest in the Restricted Stock Units will terminate effective as of the date that you are no longer actively providing Service and will not be extended by any notice period mandated under local law (e.g., active Service would not include a period of “garden leave” or similar period pursuant to local law); the Company shall have the exclusive discretion to determine when you are no longer actively providing Service for purposes of the Restricted Stock Units.

4. Special Acceleration.

(a) To the extent the Restricted Stock Units are outstanding at the time of a Corporate Transaction, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Corporate Transaction and shall become vested in full at that time. No such acceleration, however, shall occur if and to the extent: (i) these Restricted Stock Units are, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with comparable restricted stock units of the successor corporation (or parent thereof) or (ii) these Restricted Stock Units are replaced with a cash incentive program of the successor corporation which preserves the fair market value of the Restricted Stock Units at the time of the Corporate Transaction and provides for subsequent pay-out in accordance with the vesting schedule set forth in Section 2 above. The determination of the comparability of restricted stock units under clause (i) shall be made by the Committee, and such determination shall be final, binding and conclusive.

(b) Immediately following the effective date of the Corporate Transaction, this Agreement shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this Agreement is assumed in connection with a Corporate Transaction, then the Committee shall appropriately adjust the number of units and the kind of shares or securities to be issued pursuant to this Agreement immediately after such Corporate Transaction.

(d) To the extent the Restricted Stock Units are outstanding at the time of a Change in Control, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Change in Control and shall become vested in full at that time.

(e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5. Settlement of Restricted Stock Units. Restricted Stock Units shall be automatically settled in Shares upon vesting of such Restricted Stock Units, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until you have satisfied any applicable tax and/or other obligations pursuant to Section 6 below and such issuance otherwise complies with all applicable law.

6. Taxes.

(a) Regardless of any action the Company or your employer (the “Employer”) takes with respect to any and all income tax, social taxes or insurance contributions, payroll tax, payment on account or other tax-related items related to your participation in the Plan and legally

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applicable to you (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items with respect to the Restricted Stock Units is and remains your responsibility and may exceed the amount actually withheld by the Company or the Employer. You further acknowledge that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including the grant, vesting or settlement of the Restricted Stock Units, or the subsequent sale of any Shares acquired at vesting or the receipt of any dividends with respect to such Shares; and (ii) do not commit to and are under no obligation to structure the terms or any aspect of the Restricted Stock Units to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you become subject to taxation in more than one jurisdiction between the Grant Date and the date of any relevant taxable event, you acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) Prior to any relevant tax, withholding or required deduction event, as applicable, you agree to make arrangements satisfactory to the Company for the satisfaction of any applicable tax, withholding, required deduction and payment on account obligations of the Company and/or the Employer that arise in connection with the Restricted Stock Units. In this regard, you authorize the Company and/or the Employer, or their respective agents, at their discretion, to satisfy any obligations related to Tax-Related Items by one or a combination of the following: (1) withholding from your wages or other cash compensation payable to you by the Company or the Employer; (2) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization); (3) withholding of Shares that would otherwise be issued upon settlement of the Restricted Stock Units; or (4) requiring you to satisfy the liability for Tax-Related Items by means of any other arrangement approved by the Company. If the obligation for Tax-Related Items is satisfied by withholding of Shares, for tax purposes, you are deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of your participation in the Plan. To avoid financial accounting charges under applicable accounting guidance, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory rates or may take any other action required to avoid financial accounting charges under applicable accounting guidance.

(c) Finally, you will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of your participation in the Plan or your acquisition of Shares that cannot be satisfied by the means previously described. The Company shall not be required to issue or deliver Shares pursuant to this Agreement unless and until such obligations are satisfied.

7. Tax and Legal Advice. You represent, warrant and acknowledge that neither the Company nor your Employer have made any warranties or representations to you with respect to any Tax-Related Items, legal or financial consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company, your Employer’s or the Company’s or the Employer’s representatives for an assessment of such consequences. YOU UNDERSTAND THAT THE LAWS GOVERNING THIS AWARD ARE SUBJECT TO

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CHANGE. YOU SHOULD CONSULT YOUR OWN PROFESSIONAL TAX, LEGAL AND FINANCIAL ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. YOU UNDERSTAND THAT THE COMPANY AND YOUR EMPLOYER ARE NOT PROVIDING ANY TAX, LEGAL, OR FINANCIAL ADVICE, NOR IS THE COMPANY OR YOUR EMPLOYER MAKING ANY RECOMMENDATION REGARDING YOUR ACCEPTANCE OF THIS AWARD. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER OR OTHER PENALTIES.

8. Non-Transferability of Restricted Stock Units. Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law.

9. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law including all applicable foreign laws.

10. Restrictive Legends and Stop-Transfer Instructions. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends and/or appropriate stop-transfer instructions may be issued to the Company’s transfer agent as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

11. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable laws.

12. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled upon vesting. In addition, you shall not have any rights to dividend equivalent payments with respect to unvested Restricted Stock Units.

13. Authorization to Release and Transfer Necessary Personal Information.

(a) You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal information as described in this Agreement by and among, as applicable, the Employer, and the Company and its Parent, Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan.

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(b) You understand that the Company and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number (or any other social or national identification number), salary, nationality, job title, residency status, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding (the “Data”) for the purpose of implementing, administering and managing your participation in the Plan. You understand that Data may be transferred to the Company or any of its Parent, Subsidiaries or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, including outside the European Economic Area, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data to a broker or other third party assisting with the administration of these Restricted Stock Units under the Plan or with whom Shares acquired pursuant to these Restricted Stock Units or cash from the sale of such Shares may be deposited. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries or Affiliates, or to any third parties is necessary for your participation in the Plan.

(c) You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to vest in or realize benefits from these Restricted Stock Units, and your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

14. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with these Restricted Stock Units or any other Award are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. The Plan may be amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement. By accepting these Restricted Stock Units, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Restricted Stock Units to you or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted repeatedly in the past. All decisions with respect to future grants of Restricted Stock Units, if any, will be at the sole discretion of the Committee.

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(b) The Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation and are not to be considered compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represent any portion of your salary, compensation or other remuneration for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments, and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Parent, Subsidiary or Affiliate. The value of the Restricted Stock Units is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, the Employer or any Parent, Subsidiary or Affiliate and which is outside the scope of your written employment agreement (if any).

(c) You acknowledge that you are voluntarily participating in the Plan.

(d) Neither the Plan nor these Restricted Stock Units or any other Award granted under the Plan shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, Subsidiary or an Affiliate. The Employer reserves the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws, and a written employment agreement (if any).

(e) The grant of the Restricted Stock Units and your participation in the Plan will not be interpreted to form an employment contract or relationship with the Company, the Employer or any Parent, Subsidiary or Affiliate.

(f) The future value of the underlying Shares is unknown and cannot be predicted with certainty and if you vest in the Restricted Stock Units and are issued Shares, the value of those Shares may increase or decrease. You also understand that neither the Company, nor the Employer or any Parent, Subsidiary or Affiliate is responsible for any foreign exchange fluctuation between your Employer’s local currency and the United States Dollar that may affect the value of this Award.

(g) In consideration of the grant of the Restricted Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from termination of your Service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and you irrevocably release the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, you shall be deemed irrevocably to have waived your entitlement to pursue such claim.

(h) You agree that the Company may require Shares received pursuant to the Restricted Stock Units to be held by a broker designated by the Company.

(i) You agree that your rights hereunder (if any) shall be subject to set-off by the Company for any valid debts you owe the Company.

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(j) The Restricted Stock Units and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.

15. Governing Law and Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to litigation in the exclusive jurisdiction of the State of California and agree that any such litigation shall be conducted only in the courts of California or the federal courts for the United States for the Northern District of California and no other courts.

16. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

17. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

18. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

19. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to your current or future participation in the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20. Language. If this Agreement or any other document related to the Plan is translated into a language other than English and the meaning of the translated version is different from the English version, the English version will take precedence.

21. Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for your country of residence. Moreover, if you relocate to one of the countries included in the Appendix, the special terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

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22. Imposition of Other Requirements. The Company reserves the right to impose other requirements on your participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. You agree to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, you acknowledge that the laws of the country in which you are working at the time of grant, vesting and settlement of the Restricted Stock Units or the sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject you to additional procedural or regulatory requirements that you are and will be solely responsible for and must fulfill.

23. Acceptance of Agreement. You must expressly accept the terms and conditions of your Restricted Stock Units as set forth in this Agreement by electronically accepting this Agreement within 300 days after the Company sends this Agreement to you. If you do not accept your Restricted Stock Units in the manner instructed by the Company, your Restricted Stock Units will be subject to cancellation.

*        *        *        *

You acknowledge that by clicking on the I agree button below, you agree to be bound by the terms of this Agreement.

PLEASE PRINT AND KEEP A COPY FOR YOUR RECORDS

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(For Grants Prior to September 2008)

CISCO SYSTEMS, INC.

STOCK UNIT AGREEMENT

This Stock Unit Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Unit Award are as follows:

Employee ID:

Grant Date:

Grant Number:

Restricted Stock Units:

First Vest Date:                                                                          (the first annual anniversary of the vesting commencement date)

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, Restricted Stock Units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units. So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule: twenty percent (20%) of the total number of Restricted Stock Units granted pursuant to this Agreement shall vest on the First Vest Date and on each annual anniversary thereafter, unless otherwise provided by the Plan or Section 4 below.

3. Termination of Service. In the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.

4. Special Acceleration.

(a) To the extent the Restricted Stock Units are outstanding at the time of a Corporate Transaction, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Corporate Transaction and shall become vested in full at that time. No such acceleration, however, shall occur if and to the extent: (i) these Restricted Stock Units are, in connection with the Corporate Transaction, either assumed by the successor corporation (or parent thereof) or replaced with comparable restricted stock units of the successor corporation (or parent thereof) or (ii) these Restricted Stock Units are replaced with a cash incentive program of the successor corporation which preserves the fair market value of the Restricted Stock Units at the time of the Corporate Transaction and provides for subsequent pay-out in accordance with the vesting schedule set forth in Section 2 above. The determination of the comparability of restricted stock units under clause (i) shall be made by the Committee, and such determination shall be final, binding and conclusive

(b) Immediately following the effective date of the Corporate Transaction, this Agreement shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

(c) If this Agreement is assumed in connection with a Corporate Transaction, then the Committee shall appropriately adjust the number of units and the kind of shares or securities to be issued pursuant to this Agreement immediately after such Corporate Transaction.

(d) To the extent the Restricted Stock Units are outstanding at the time of a Change in Control, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Change in Control and shall become vested in full at that time.

(e) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5. Settlement of Restricted Stock Units. Restricted Stock Units shall be automatically settled in Shares upon vesting of such Restricted Stock Units, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until you have satisfied any applicable tax withholding obligations pursuant to Section 6 below and such issuance otherwise complies with all applicable law.

6. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Stock Units which, at the sole discretion of the Company, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in any case, equal in value to the amount necessary to satisfy any such withholding tax obligations. The Company shall not be required to issue Shares pursuant to this Agreement unless and until such obligations are satisfied.

7. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

8. Non-Transferability of Restricted Stock Units. Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law.

9. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares

2

(including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

10. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

11. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

12. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled upon vesting.

13. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of these Restricted Stock Units under the Plan or with whom Shares acquired pursuant to these Restricted Stock Units or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

(b) Prior to the time that the Restricted Stock Units are settled upon vesting, you shall have no rights other than those of a general creditor of the Company. The Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

(c) You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from these Restricted Stock Units, and your ability to participate in the Plan.

14. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with these Restricted Stock Units or any other Award are derived solely from the discretionary decision of the

3

Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting these Restricted Stock Units, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. These Restricted Stock Units are not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor these Restricted Stock Units or any other Award granted under the Plan shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, these Restricted Stock Units or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) You agree that your rights hereunder shall be subject to set-off by the Company for any valid debts you owe the Company.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

16. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

17. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

18. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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PERFORMANCE RSU LETTER

[Date]

[Name]

[Address]

[Address]

Dear                         :

[introductory text]

Your leadership team has recommended that you receive a performance-based restricted stock unit (PRSU) right with a target of [                    ]. RSUs will be granted after the end of FY[    ] based upon the satisfaction of an FY[    ] performance condition.

The right to receive a grant of a restricted stock unit depends on Cisco’s satisfaction of certain operating income growth targets for FY[    ]. Assuming those targets are met or exceeded, the restricted stock units that you are granted will vest [                    ] percent on the date of grant and [                    ] percent on each of the next [            ] anniversaries of the date of grant thereafter, subject to your continued employment with Cisco or an affiliate on the applicable vesting date. On each vesting date, the vested units will be settled in Cisco common stock. In addition, in the unlikely event that a corporate transaction or change in control (each as defined in Cisco’s 2005 Stock Incentive Plan) is consummated during FY[    ], the performance-based restricted stock unit right will be deemed fully earned at target (100%) immediately prior to the effective date of the corporate transaction or the change in control, as the case may be, and will be settled in fully vested Cisco common stock at that time.

Lastly, please note that, if you are employed outside the United States, the Compensation and Management Development Committee can grant the PRSU Right to you, in its sole discretion, only if and as long as it is permitted and feasible to grant restricted stock units under the laws of the country in which you are employed. If local laws make the grant of restricted stock units illegal or impractical, Cisco will let you know as soon as possible. You are under no obligation to accept the PRSU Right or any restricted stock units that may subsequently be granted to you.

[concluding text]

Sincerely,

PERFORMANCE RSU LETTER – FISCAL 2008

[Date]

[Name]

[Address]

[Address]

Dear                              :

[introductory text]

As an indicator of our confidence in you as a leader, recognizing your current high level of performance as well as your future contributions, I want to tell you about the restricted stock unit component of our FY08 ongoing stock program. This component represents the right to receive a future grant of restricted stock units (after the end of FY08) if an FY08 performance condition is satisfied. This right is referred to in this letter as the “performance-based restricted stock unit right (PRSU Right).”

I want to be the first to congratulate you on your leadership team recommending you for a performance-based restricted stock unit right having a target of XX restricted stock units, which will be granted after the end of FY08 based upon the satisfaction of an FY08 performance condition, contingent on shareholder approval as described below. Since you may be eligible to receive a grant of restricted stock units for the first time, I would like to review briefly the details of this program.

The right to receive a grant of a restricted stock unit depends on Cisco’s satisfaction of certain operating income growth targets for FY08. Assuming those targets are met or exceeded, the restricted stock units that you are granted will vest twenty percent on the date of grant and twenty percent on each of the next four anniversaries of the date of grant thereafter, subject to your continued employment with Cisco or an affiliate on the applicable vesting date. Unlike stock options, there is no monthly vesting for restricted stock units. On each vesting date, the vested units will be settled in Cisco common stock. In addition, in the unlikely event that a corporate transaction or change in control (each as defined in Cisco’s 2005 Stock Incentive Plan) is consummated during FY08, the performance-based restricted stock unit right will be deemed fully earned at target (100%) immediately prior to the effective date of the corporate transaction or the change in control, as the case may be, and will be settled in fully vested Cisco common stock at that time.

The PRSU Right and the right to receive restricted stock units depends on our shareholders approving the amendment and extension of Cisco’s 2005 Stock Incentive Plan at the 2007 annual meeting. In the unlikely event that our shareholders do not approve the amendment and extension of the 2005 Stock Incentive Plan, you will not be eligible to receive any restricted stock units. However, at such time as the shareholders do approve a plan, the Compensation and Management Development Committee may make an equitable substitute stock award to you.

Lastly, please note that, if you are employed outside the United States, the Compensation and Management Development Committee can grant the PRSU Right to you, in its sole discretion, only if and as long as it is permitted and feasible to grant restricted stock units under the laws of the country in which you are employed. If local laws make the grant of restricted stock units illegal or impractical, Cisco will let you know as soon as possible. You are under no obligation to accept the PRSU Right or any restricted stock units that may subsequently be granted to you.

[concluding text]

Sincerely,

John Chambers
Chairman & CEO, Cisco Systems

(Beginning Fiscal 2009)

NON-EMPLOYEE DIRECTOR INITIAL RSU GRANT

CISCO SYSTEMS, INC.

STOCK UNIT AGREEMENT

This Stock Unit Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Unit Award are as follows:

Grantee:

Grant Date:

Grant Number:

Restricted Stock Units:

First Vest Date:	(the date of completion of the first year of service as a member of the Board measured from the initial election or appointment date)

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, Restricted Stock Units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units. So long as your service on the Board continues, the Restricted Stock Units shall vest in accordance with the following schedule: fifty percent (50%) of the total number of Restricted Stock Units granted pursuant to this Agreement shall vest on the First Vest Date and upon your completion of each year of service as a member of the Board thereafter, unless otherwise provided by the Plan or Section 4 below.

3. Termination of Service. Except as provided in Section 4 below, in the event of the termination of your Board service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.

4. Special Acceleration.

(a) To the extent the Restricted Stock Units are outstanding at the time of a Corporate Transaction or a Change in Control, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Corporate Transaction or the Change in Control, as the case may be, and shall become vested in full at that time.

(b) If your service on the Board ceases as a result of your death or Disability, to the extent the Restricted Stock Units are outstanding, such Restricted Stock Units shall automatically accelerate and shall become vested in full at that time.

(c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5. Settlement of Restricted Stock Units. To the extent you have not elected to defer settlement of the Restricted Stock Units, the Restricted Stock Units shall be automatically settled in Shares upon vesting of such Restricted Stock Units, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless such issuance complies with all applicable law. To the extent you have elected to defer settlement of the Restricted Stock Units, the vested portion of the Restricted Stock Units shall be settled in Shares upon your separation from service within the meaning of Code Section 409A (“Separation from Service”), provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless such issuance complies with all applicable law.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Stock Units. Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

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9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until the Restricted Stock Units are settled upon vesting.

12. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct the Company to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your service, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), compensation, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of these Restricted Stock Units under the Plan or with whom Shares acquired pursuant to these Restricted Stock Units or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

(b) Prior to the time that the Restricted Stock Units are settled upon vesting, you shall have no rights other than those of a general creditor of the Company. The Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

(c) You may at any time withdraw the consents herein by contacting the Company’s local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from these Restricted Stock Units, and your ability to participate in the Plan.

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13. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with these Restricted Stock Units or any other Award are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting these Restricted Stock Units, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. These Restricted Stock Units are not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor these Restricted Stock Units or any other Award granted under the Plan shall be deemed to give you a right to continue to serve on the Board of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Company’s shareholders, which rights are hereby expressly reserved by each, to terminate your service on the Board at any time, for any reason, with or without cause, in accordance with the provisions of applicable law, the Company’s Articles of Incorporation and Bylaws. You shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, these Restricted Stock Units or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) You agree that your rights hereunder shall be subject to set-off by the Company for any valid debts you owe the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

15. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

16. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

17. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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(Beginning Fiscal 2009)

NON-EMPLOYEE DIRECTOR ANNUAL RSU GRANT

CISCO SYSTEMS, INC.

STOCK UNIT AGREEMENT

This Stock Unit Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Unit Award are as follows:

Grantee:

Grant Date:

Grant Number:

Restricted Stock Units:

Vest Date: The completion of one (1) year of Board service measured from the Grant Date.

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, Restricted Stock Units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units. So long as your service on the Board continues, the Restricted Stock Units shall vest in accordance with the following schedule: one-hundred percent (100%) of the total number of Restricted Stock Units granted pursuant to this Agreement shall vest on the Vest Date, unless otherwise provided by the Plan or Section 4 below.

3. Termination of Service. Except as provided in Section 4 below, in the event of the termination of your Board service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.

4. Special Acceleration.

(a) To the extent the Restricted Stock Units are outstanding at the time of a Corporate Transaction or a Change in Control, such Restricted Stock Units shall automatically accelerate immediately prior to the effective date of the Corporate Transaction or the Change in Control, as the case may be, and shall become vested in full at that time.

(b) If your service on the Board ceases as a result of your death or Disability, to the extent the Restricted Stock Units are outstanding, such Restricted Stock Units shall automatically accelerate and shall become vested in full at that time.

(c) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

5. Settlement of Restricted Stock Units. To the extent you have not elected to defer settlement of the Restricted Stock Units, the Restricted Stock Units shall be automatically settled in Shares upon vesting of such Restricted Stock Units, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless such issuance complies with all applicable law. To the extent you have elected to defer settlement of the Restricted Stock Units, the vested portion of the Restricted Stock Units shall be settled in Shares upon your separation from service within the meaning of Code Section 409A (“Separation from Service”), provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless such issuance complies with all applicable law.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Stock Units. Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

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9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until the Restricted Stock Units are settled upon vesting.

12. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct the Company to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your service, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), compensation, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of these Restricted Stock Units under the Plan or with whom Shares acquired pursuant to these Restricted Stock Units or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

(b) Prior to the time that the Restricted Stock Units are settled upon vesting, you shall have no rights other than those of a general creditor of the Company. The Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

(c) You may at any time withdraw the consents herein by contacting the Company’s local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from these Restricted Stock Units, and your ability to participate in the Plan.

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13. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with these Restricted Stock Units or any other Award are derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting these Restricted Stock Units, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. These Restricted Stock Units are not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor these Restricted Stock Units or any other Award granted under the Plan shall be deemed to give you a right to continue to serve on the Board of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Company’s shareholders, which rights are hereby expressly reserved by each, to terminate your service on the Board at any time, for any reason, with or without cause, in accordance with the provisions of applicable law, the Company’s Articles of Incorporation and Bylaws. You shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, these Restricted Stock Units or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) You agree that your rights hereunder shall be subject to set-off by the Company for any valid debts you owe the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

15. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

16. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

17. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

4

(Prior to Fiscal 2009)

NON-EMPLOYEE DIRECTOR INITIAL GRANT

CISCO SYSTEMS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) made to purchase shares of Cisco Systems, Inc. (the “Company”) common stock:

Optionee:

Grant Date:

Type of Option: Nonstatutory Stock Option

Grant Number:

Number of Option Shares:                                                                                                                                                        shares

Exercise Price: $             per share

Expiration Date:

Date Exercisable: Immediately Exercisable

Vesting Schedule

The Option Shares shall initially be unvested and subject to repurchase by the Company at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Company’s repurchase right shall accordingly lapse, with respect to, the Option Shares in a series of four (4) successive equal annual installments upon Optionee’s completion of each year of service as a member of the Board over the four (4) year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Board service.

REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE COMPANY, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE’S TERMINATION OF SERVICE AS A MEMBER OF THE BOARD PRIOR TO VESTING IN THOSE SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

Optionee understands and agrees that the Option is offered subject to and in accordance with the terms of the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto.

No Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue to serve on the Board for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Company’s shareholders, which rights are hereby expressly reserved by each, to terminate Optionee’s service on the Board at any time, for any reason, with or without cause, and in accordance with the provisions of applicable law.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the attached Stock Option Agreement or the Plan.

DATED:                         ,

CISCO SYSTEMS, INC.

By:
Title:

OPTIONEE

2

STOCK OPTION AGREEMENT

Recitals

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and Consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Company (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the attached Notice of Grant of Stock Option (the “ Notice”), or the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, a Nonstatutory Stock Option to purchase up to the number of Option Shares specified in the Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price specified in the Notice.

2. Option Term. This Option shall have a maximum term of nine (9) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 4, 5, 6 or 7.

3. Non-Transferability. This Option shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law. Notwithstanding the foregoing, should the Optionee die while holding this Option, then this Option shall be transferred in accordance with Optionee’s will or the laws of descent and distribution.

4. Exercisability/Vesting.

(a) This Option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Notice, and shall remain so exercisable until the Expiration Date or the sooner termination of the Option term under this Paragraph 4 or Paragraph 5, 6 or 7.

(b) Optionee shall, in accordance with the Vesting Schedule set forth in the Notice, vest in the Option Shares in a series of installments over his or her period of Board service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 5, 6 or 7. In no event, however, shall any additional Option Shares vest following Optionee’s cessation of service as a Board member.

(c) As an administrative matter, the exercisable portion of this Option may only be exercised until the close of the Nasdaq Global Select Market on the Expiration Date or

the earlier termination date under Paragraph 5, 6 or 7 or, if such date is not a trading day on the Nasdaq Global Select Market, the last trading day before such date. Any later attempt to exercise this Option will not be honored. For example, if Optionee ceases to remain in service as provided in Paragraph 5(a) and the date twelve (12) months from the date of cessation is Monday, July 4 (a holiday on which the Nasdaq Global Select Market is closed), Optionee must exercise the exercisable portion of this Option by 4 pm Eastern Daylight Time on Friday, July 1.

5. Cessation of Board Service. Should Optionee’s service as a Board member cease while this Option remains outstanding, then the Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

(a) Should Optionee cease to serve as a Board member for any reason (other than death or Disability) while this Option is outstanding, then the period for exercising this Option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Board service, but in no event shall this Option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this Option may not be exercised in the aggregate for more than the number of Option Shares (if any) in which Optionee is vested on the date of his or her cessation of Board service. Upon the earlier of (i) the expiration of such twelve (12)-month period or (ii) the specified Expiration Date, the Option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the Option has not been exercised.

(b) Should Optionee die during the twelve (12)-month period following his or her cessation of Board service and hold this Option at the time of his or her death, then the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this Option for any or all of the Option Shares in which Optionee is vested at the time of Optionee’s cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this Option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s cessation of Board service or (ii) the specified Expiration Date.

(c) Should Optionee cease service as a Board member by reason of death or Disability, then all Option Shares at the time subject to this Option but not otherwise vested shall immediately vest in full so that Optionee (or the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred upon Optionee’s death) shall have the right to exercise this Option for any or all of the Option Shares as fully-vested shares of Common Stock at any time prior to the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s cessation of Board service or (ii) the specified Expiration Date.

(d) Upon Optionee’s cessation of Board service for any reason other than death or Disability, this Option shall immediately terminate and cease to be

2

outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Notice or the special vesting acceleration provisions of Paragraph 6 or 7 below.

6. Corporate Transaction.

(a) In the event of a Corporate Transaction, all Option Shares at the time subject to this Option but not otherwise vested shall automatically vest so that this Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this Option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

(b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

7. Change In Control/Hostile Take-Over.

(a) All Option Shares subject to this Option at the time of a Change In Control but not otherwise vested shall automatically vest so that this Option shall, immediately prior to the effective date of such Change In Control, become fully exercisable for all of the Option Shares at the time subject to this Option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This Option shall remain exercisable for such fully-vested Option Shares until the earliest to occur of (i) the specified Expiration Date, (ii) the sooner termination of this Option in accordance with Paragraph 4, 5 or 6 or (iii) the surrender of this Option under Paragraph 7(b).

(b) Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of a “Hostile Take-Over” (as defined below)) to surrender this Option to the Company in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the “Take-Over Price” (as defined below) of the Option Shares at the time subject to the surrendered Option (whether or not those Option Shares are otherwise at the time vested) over (ii) the aggregate Exercise Price payable for such shares. This Paragraph 7(b) limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the Option term and may not be assigned or transferred by Optionee. For purposes of this Option, “Hostile Take-Over” shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty five percent (35%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the

3

Company’s shareholders which the Board does not recommend such shareholders to accept. Further, for purposes of this Option, “Take-Over Price” shall mean the greater of (i) the Fair Market Value on the date the Option is surrendered to the Company in connection with a Hostile Take-Over, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

(c) To exercise the Paragraph 7(b) limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Company with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee’s copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date. Upon receipt of such cash distribution, this Option shall be cancelled with respect to the shares subject to the surrendered Option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The Option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Company shall accordingly issue a new stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

8. Adjustment in Option Shares. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, appropriate adjustments shall be made to (i) the total number and/or kind of shares or securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

9. Shareholder Rights. The holder of this Option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Shares.

10. Manner of Exercising Option.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

(i) Pay the aggregate Exercise Price for the purchased Shares in one or more of the following forms:

(A) cash or check which, in the Company’s sole discretion, shall be made payable to a Company-designated brokerage firm or the Company; and

(B) as permitted by applicable law, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (I) to a Company-designated

4

brokerage firm (or in the case of an executive officer or Board member of the Company, an Optionee-designated brokerage firm) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates and (II) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

(iii) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all tax withholding requirements applicable to the Option exercise.

(iv) To the extent that the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Company a purchase agreement for those unvested Option Shares.

(b) As soon as practical after the exercise date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) the purchased Option Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), subject to the appropriate legends and/or stop transfer instructions.

(c) In no event may this Option be exercised for any fractional Shares.

11. No Impairment of Rights. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. In addition, nothing in this Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

12. Compliance with Laws and Regulations.

(a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable laws, regulations and rules relating thereto, including all applicable regulations of any stock exchange (or the Nasdaq Global Select Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

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13. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3, 5, 6 and 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

14. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to the Optionee at the address maintained for the Optionee in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

15. Construction. The Notice, this Agreement, and the Option evidenced hereby (a) are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, and (b) constitute the entire agreement between Optionee and the Company on the subject matter hereof and supercede all proposals, written or oral, and all other communications between the parties related to the subject matter. All decisions of the Committee with respect to any question or issue arising under the Notice, this Agreement or the Plan shall be conclusive and binding on all persons having an interest in this Option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to the conflict of laws principles thereof.

17. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of Shares which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares issuable under the Plan is obtained in accordance with the provisions of the Plan and all applicable laws, regulations and rules.

18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

6

(Prior to Fiscal 2009)

NON-EMPLOYEE DIRECTOR ANNUAL GRANT

CISCO SYSTEMS, INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) made to purchase shares of Cisco Systems, Inc. (the “Company”) common stock:

Optionee:

Grant Date:

Type of Option: Nonstatutory Stock Option

Grant	Number:

Number of Option Shares:                                                                                                                                                                  shares

Exercise Price: $             per share

Expiration Date:

Date Exercisable: Immediately Exercisable

Vesting Schedule

The Option Shares shall initially be unvested and subject to repurchase by the Company at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Company’s repurchase right shall accordingly lapse, with respect to, the Option Shares in a series of two (2) successive equal annual installments upon Optionee’s completion of each year of service as a member of the Board over the two (2) year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Board service.

REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE COMPANY, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE’S TERMINATION OF SERVICE AS A MEMBER OF THE BOARD PRIOR TO VESTING IN THOSE SHARES. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

Optionee understands and agrees that the Option is offered subject to and in accordance with the terms of the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto.

No Service Contract. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue to serve on the Board for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or the Company’s shareholders, which rights are hereby expressly reserved by each, to terminate Optionee’s service on the Board at any time, for any reason, with or without cause, and in accordance with the provisions of applicable law.

Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, the attached Stock Option Agreement or the Plan.

DATED:                         ,

CISCO SYSTEMS, INC.

By:
Title:

OPTIONEE

2

STOCK OPTION AGREEMENT

Recitals

A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or of the board of directors of any Parent or Subsidiary and Consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

B. Optionee is to render valuable services to the Company (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s grant of an option to Optionee.

C. All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement, the attached Notice of Grant of Stock Option (the “ Notice”), or the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. The Company hereby grants to Optionee, as of the Grant Date, a Nonstatutory Stock Option to purchase up to the number of Option Shares specified in the Notice. The Option Shares shall be purchasable from time to time during the Option term specified in Paragraph 2 at the Exercise Price specified in the Notice.

2. Option Term. This Option shall have a maximum term of nine (9) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 4, 5, 6 or 7.

3. Non-Transferability. This Option shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law. Notwithstanding the foregoing, should the Optionee die while holding this Option, then this Option shall be transferred in accordance with Optionee’s will or the laws of descent and distribution.

4. Exercisability/Vesting.

(a) This Option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule set forth in the Notice, and shall remain so exercisable until the Expiration Date or the sooner termination of the Option term under this Paragraph 4 or Paragraph 5, 6 or 7.

(b) Optionee shall, in accordance with the Vesting Schedule set forth in the Notice, vest in the Option Shares in a series of installments over his or her period of Board service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 5, 6 or 7. In no event, however, shall any additional Option Shares vest following Optionee’s cessation of service as a Board member.

(c) As an administrative matter, the exercisable portion of this Option may only be exercised until the close of the Nasdaq Global Select Market on the Expiration Date or

the earlier termination date under Paragraph 5, 6 or 7 or, if such date is not a trading day on the Nasdaq Global Select Market, the last trading day before such date. Any later attempt to exercise this Option will not be honored. For example, if Optionee ceases to remain in service as provided in Paragraph 5(a) and the date twelve (12) months from the date of cessation is Monday, July 4 (a holiday on which the Nasdaq Global Select Market is closed), Optionee must exercise the exercisable portion of this Option by 4 pm Eastern Daylight Time on Friday, July 1.

5. Cessation of Board Service. Should Optionee’s service as a Board member cease while this Option remains outstanding, then the Option term specified in Paragraph 2 shall terminate (and this Option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

(a) Should Optionee cease to serve as a Board member for any reason (other than death or Disability) while this Option is outstanding, then the period for exercising this Option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Board service, but in no event shall this Option be exercisable at any time after the Expiration Date. During such limited period of exercisability, this Option may not be exercised in the aggregate for more than the number of Option Shares (if any) in which Optionee is vested on the date of his or her cessation of Board service. Upon the earlier of (i) the expiration of such twelve (12)-month period or (ii) the specified Expiration Date, the Option shall terminate and cease to be exercisable with respect to any vested Option Shares for which the Option has not been exercised.

(b) Should Optionee die during the twelve (12)-month period following his or her cessation of Board service and hold this Option at the time of his or her death, then the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred pursuant to Optionee’s will or in accordance with the laws of descent and distribution shall have the right to exercise this Option for any or all of the Option Shares in which Optionee is vested at the time of Optionee’s cessation of Board service (less any Option Shares purchased by Optionee after such cessation of Board service but prior to death). Such right of exercise shall terminate, and this Option shall accordingly cease to be exercisable for such vested Option Shares, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s cessation of Board service or (ii) the specified Expiration Date.

(c) Should Optionee cease service as a Board member by reason of death or Disability, then all Option Shares at the time subject to this Option but not otherwise vested shall immediately vest in full so that Optionee (or the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred upon Optionee’s death) shall have the right to exercise this Option for any or all of the Option Shares as fully-vested shares of Common Stock at any time prior to the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s cessation of Board service or (ii) the specified Expiration Date.

(d) Upon Optionee’s cessation of Board service for any reason other than death or Disability, this Option shall immediately terminate and cease to be

2

outstanding with respect to any and all Option Shares in which Optionee is not otherwise at that time vested in accordance with the normal Vesting Schedule set forth in the Notice or the special vesting acceleration provisions of Paragraph 6 or 7 below.

6. Corporate Transaction.

(a) In the event of a Corporate Transaction, all Option Shares at the time subject to this Option but not otherwise vested shall automatically vest so that this Option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares at the time subject to this Option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, this Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

(b) If this Option is assumed in connection with a Corporate Transaction, then this Option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the Option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

7. Change In Control/Hostile Take-Over.

(a) All Option Shares subject to this Option at the time of a Change In Control but not otherwise vested shall automatically vest so that this Option shall, immediately prior to the effective date of such Change In Control, become fully exercisable for all of the Option Shares at the time subject to this Option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. This Option shall remain exercisable for such fully-vested Option Shares until the earliest to occur of (i) the specified Expiration Date, (ii) the sooner termination of this Option in accordance with Paragraph 4, 5 or 6 or (iii) the surrender of this Option under Paragraph 7(b).

(b) Optionee shall have an unconditional right (exercisable during the thirty (30)-day period immediately following the consummation of a “Hostile Take-Over” (as defined below)) to surrender this Option to the Company in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the “Take-Over Price” (as defined below) of the Option Shares at the time subject to the surrendered Option (whether or not those Option Shares are otherwise at the time vested) over (ii) the aggregate Exercise Price payable for such shares. This Paragraph 7(b) limited stock appreciation right shall in all events terminate upon the expiration or sooner termination of the Option term and may not be assigned or transferred by Optionee. For purposes of this Option, “Hostile Take-Over” shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty five percent (35%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the

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Company’s shareholders which the Board does not recommend such shareholders to accept. Further, for purposes of this Option, “Take-Over Price” shall mean the greater of (i) the Fair Market Value on the date the Option is surrendered to the Company in connection with a Hostile Take-Over, or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting the Hostile Take-Over.

(c) To exercise the Paragraph 7(b) limited stock appreciation right, Optionee must, during the applicable thirty (30)-day exercise period, provide the Company with written notice of the option surrender in which there is specified the number of Option Shares as to which the Option is being surrendered. Such notice must be accompanied by the return of Optionee’s copy of this Agreement, together with any written amendments to such Agreement. The cash distribution shall be paid to Optionee within five (5) business days following such delivery date. Upon receipt of such cash distribution, this Option shall be cancelled with respect to the shares subject to the surrendered Option (or the surrendered portion), and Optionee shall cease to have any further right to acquire those Option Shares under this Agreement. The Option shall, however, remain outstanding for the balance of the Option Shares (if any) in accordance with the terms and provisions of this Agreement, and the Company shall accordingly issue a new stock option agreement (substantially in the same form as this Agreement) for those remaining Option Shares.

8. Adjustment in Option Shares. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, appropriate adjustments shall be made to (i) the total number and/or kind of shares or securities subject to this Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

9. Shareholder Rights. The holder of this Option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Shares.

10. Manner of Exercising Option.

(a) In order to exercise this Option with respect to all or any part of the Option Shares for which this Option is at the time exercisable, Optionee (or any other person or persons exercising the Option) must take the following actions:

(i) Pay the aggregate Exercise Price for the purchased Shares in one or more of the following forms:

(A) cash or check which, in the Company’s sole discretion, shall be made payable to a Company-designated brokerage firm or the Company; and

(B) as permitted by applicable law, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the Option) shall concurrently provide irrevocable written instructions (I) to a Company-designated

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brokerage firm (or in the case of an executive officer or Board member of the Company, an Optionee-designated brokerage firm) to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased Shares plus, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates and (II) to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

(ii) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Optionee) have the right to exercise this Option.

(iii) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all tax withholding requirements applicable to the Option exercise.

(iv) To the extent that the option is exercised for one or more unvested Option Shares, Optionee (or other person exercising the option) shall deliver to the Secretary of the Company a purchase agreement for those unvested Option Shares.

(b) As soon as practical after the exercise date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this Option) the purchased Option Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company), subject to the appropriate legends and/or stop transfer instructions.

(c) In no event may this Option be exercised for any fractional Shares.

11. No Impairment of Rights. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. In addition, nothing in this Agreement shall in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the shareholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

12. Compliance with Laws and Regulations.

(a) The exercise of this Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable laws, regulations and rules relating thereto, including all applicable regulations of any stock exchange (or the Nasdaq Global Select Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

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13. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3, 5, 6 and 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

14. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to the Optionee at the address maintained for the Optionee in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

15. Construction. The Notice, this Agreement, and the Option evidenced hereby (a) are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan, and (b) constitute the entire agreement between Optionee and the Company on the subject matter hereof and supercede all proposals, written or oral, and all other communications between the parties related to the subject matter. All decisions of the Committee with respect to any question or issue arising under the Notice, this Agreement or the Plan shall be conclusive and binding on all persons having an interest in this Option.

16. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to the conflict of laws principles thereof.

17. Excess Shares. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of Shares which may without shareholder approval be issued under the Plan, then this Option shall be void with respect to those excess shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares issuable under the Plan is obtained in accordance with the provisions of the Plan and all applicable laws, regulations and rules.

18. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

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NON-EMPLOYEE DIRECTOR STOCK GRANT

CISCO SYSTEMS, INC.

STOCK GRANT AGREEMENT

This Stock Grant Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Grant Award are as follows:

Grantee:

Grant Date:

Grant Number:

Restricted Shares:

Vest Date:	The completion of one (1) year of Board service measured from the Grant Date.

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Shares. Pursuant to the Plan, the Company hereby transfers to you, and you hereby accept from the Company, a Stock Grant Award consisting of the Restricted Shares, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Shares. So long as your service on the Board continues, the Restricted Shares shall vest in accordance with the following schedule: one-hundred percent (100%) of the total number of Restricted Shares issued pursuant to this Agreement shall vest on the Vest Date, unless otherwise provided by the Plan or Section 3 below. Except as provided in Section 3 below, in the event of the termination of your Board service for any reason, all unvested Restricted Shares shall be immediately forfeited without consideration. For purposes of facilitating the enforcement of the provisions of this Section 2, the Company may issue stop-transfer instructions on the Restricted Shares to the Company’s transfer agent, or otherwise hold the Restricted Shares in escrow, until the Restricted Shares have vested and you have satisfied all applicable obligations with respect to the Restricted Shares, including any applicable tax withholding obligations set forth in Section 5 below. Any new, substituted or additional securities or other property which is issued or distributed with respect to the unvested Restricted Shares shall be subject to the same terms and conditions as are applicable to the unvested Restricted Shares under this Agreement and the Plan.

3. Special Acceleration.

(a) To the extent the Restricted Shares are outstanding at the time of a Corporate Transaction or a Change in Control, but not otherwise fully vested, such Restricted Shares shall automatically accelerate immediately prior to the effective date of the Corporate Transaction or the Change in Control, as the case may be, and shall become vested in full at that time.

(b) If your service on the Board ceases as a result of your death or Disability then, to the extent the Restricted Shares are outstanding, but not otherwise fully vested, such Restricted Shares shall automatically accelerate and shall become vested in full at that time.

(c) This Stock Grant Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

4. Restriction on Election to Recognize Income in the Year of Grant. Under Section 83 of the Code, the Fair Market Value of the Restricted Shares on the date the Restricted Shares vest will be taxable as ordinary income at that time. You understand, acknowledge and agree that, as a condition to the grant of this Award, you may not elect to be taxed at the time the Restricted Shares are acquired by filing an election under Section 83(b) of the Code with the Internal Revenue Service.

5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable withholding tax obligations that arise in connection with the Restricted Shares which, at the sole discretion of the Company, may include (i) having the Company withhold Shares from the Restricted Shares held in escrow, or (ii) any other arrangement approved by the Company, in any case, equal in value to the amount necessary to satisfy any such withholding tax obligation. Such Shares shall be valued based on the Fair Market Value as of the day prior to the date that the amount of tax to be withheld is to be determined under applicable law. The Company shall not be required to release the Restricted Shares from the stop-transfer instructions or escrow unless and until such obligations are satisfied.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY STOCK GRANT AWARD. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Shares. Restricted Shares which have not vested pursuant to Section 2 above shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by the operation of law. However, this Section 7 shall not

2

preclude you from designating a beneficiary who will receive any vested Restricted Shares in the event of the your death, nor shall it preclude a transfer of vested Restricted Shares by will or by the laws of descent and distribution.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Restricted Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Restricted Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Restricted Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Restricted Shares may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

11. Voting and Other Rights. Subject to the terms of this Agreement, you shall have all the rights and privileges of a shareholder of the Company while the Restricted Shares are subject to stop-transfer instructions, or otherwise held in escrow, including the right to vote and to receive dividends (if any).

12. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct the Company to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your service, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), compensation, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Stock Grant Award under the Plan or with whom Shares acquired pursuant to this Stock Grant Award or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

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(b) You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from this Stock Grant Award, and your ability to participate in the Plan.

13. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with this Stock Grant Award or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Stock Grant Award, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Stock Grant Award is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Stock Grant Award or any other Award granted under the Plan shall be deemed to give you a right to remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Stock Grant Award or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) You agree that the Company may require that Restricted Shares be held by a broker designated by the Company. In addition, you agree that your rights hereunder shall be subject to set-off by the Company for any valid debts you owe the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

15. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

16. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

17. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

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DATED:                         ,

CISCO SYSTEMS, INC.

By:
Title:

GRANTEE

5

NON-EMPLOYEE DIRECTOR STOCK UNIT

IN LIEU OF ANNUAL RETAINER

CISCO SYSTEMS, INC.

STOCK UNIT AGREEMENT

This Stock Unit Agreement (the “Agreement”) is made and entered into as of the Grant Date (as defined below) by and between Cisco Systems, Inc., a California corporation (the “Company”), and you pursuant to the Cisco Systems, Inc. 2005 Stock Incentive Plan (the “Plan”). The material terms of this Stock Unit Award are as follows:

Grantee:

Grant Date:

Grant Number:

Restricted Stock Units:

To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, Restricted Stock Units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share, on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units. One-hundred percent (100%) of the total number of Restricted Stock Units granted pursuant to this Agreement shall vest on the Grant Date.

3. Settlement of Restricted Stock Units. Restricted Stock Units shall be automatically settled in Shares upon your separation from service within the meaning of Code Section 409A (“Separation from Service”), provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until you have satisfied any applicable tax withholding obligations and such issuance otherwise complies with all applicable law.

4. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

5. Non-Transferability of Restricted Stock Units. Restricted Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily or involuntarily or by operation of law. However, this Section 5 shall not preclude you from designating a beneficiary who will receive vested Shares pursuant to this award in the event of your death, nor shall it preclude a transfer of vested Shares pursuant to this award by will or by the laws of descent and distribution.

6. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

7. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

8. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

9. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a shareholder of the Company unless and until the Restricted Stock Units are settled in Shares upon your Separation from Service.

10. Authorization to Release Necessary Personal Information.

(a) You hereby authorize and direct the Company to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your service, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), compensation, nationality, job title, number of Shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Subsidiaries, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of these Restricted Stock Units under the Plan or with whom Shares acquired pursuant to these Restricted Stock Units or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Subsidiaries, or to any third parties is necessary for your participation in the Plan.

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(b) Prior to the time that the Restricted Stock Units are settled in Shares upon your Separation from Service, you shall have no rights other than those of a general creditor of the Company. The Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

(c) You may at any time withdraw the consents herein by contacting the Company’s local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to exercise or realize benefits from these Restricted Stock Units, and your ability to participate in the Plan.

11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

12. Notices. Any notice required or permitted under the terms of this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by confirmed email, telegram, or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the Company at the Company’s principal corporate offices or to you at the address maintained for you in the Company’s records or, in either case, as subsequently modified by written notice to the other party.

13. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

14. Severability. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

DATED:

CISCO SYSTEMS, INC.

By:
Title:

GRANTEE

3

NON-EMPLOYEE DIRECTOR ELECTION UNDER THE

CISCO SYSTEMS, INC. 2005 STOCK INCENTIVE PLAN

INITIAL EQUITY AWARD

I,                                                          , being a prospective newly elected or appointed non-employee member of the Board of Directors of Cisco Systems, Inc. (the “Company”) hereby elect to defer the settlement of my total initial restricted stock unit award anticipated to be granted under the 2005 Stock Incentive Plan (the “Plan”) on                          in connection with my initial election or appointment as a non-employee member of the Board of Directors of the Company.

This election will be effective only if received by                                                           on or before                                                           [the date of the non-employee director’s election or appointment].

If I do not elect to defer the settlement of my initial restricted stock unit grant, the restricted stock unit grant will be automatically settled in shares of the Company’s common stock on, or as soon as practicable after, the below described vesting dates of the restricted stock unit grant.

Fifty percent (50%) of my initial restricted stock unit grant will vest upon the completion of one year of Board service measured from my initial appointment or election date and the remaining fifty percent (50%) will vest upon my completion of one year of Board service thereafter (subject to acceleration in certain cases), as more fully set forth in the Stock Unit Agreement. I understand that if my “separation from service” within the meaning of Section 409A of the Internal Revenue Code (“Separation from Service”) occurs before my restricted stock unit grant vests, any unvested portion will be forfeited.

I understand that if I elect to defer the settlement of my initial restricted stock unit grant, any vested portion of my stock unit grant will not be settled in shares of the Company’s common stock upon the above mentioned vesting dates, but instead will be settled in shares of the Company’s common stock on, or as soon as practicable after, my Separation from Service (which generally will be the date my service as a member of the Board of Directors of the Company terminates).

I understand that my receipt of shares of the Company’s common stock pursuant to any stock unit grant will be taxed as ordinary income to me based on the value of the shares on the date the stock unit grant is settled and I receive shares of the Company’s common stock.

Signature of Non-Employee Director	Date

* Because individual circumstances vary, Cisco Systems, Inc. can not provide tax advice and you should consult with your own tax advisor regarding the income tax consequences of your potential elections.

NON-EMPLOYEE DIRECTOR ELECTION UNDER THE

CISCO SYSTEMS, INC. 2005 STOCK INCENTIVE PLAN

ANNUAL RETAINER & EQUITY AWARD

ANNUAL RETAINER

I,                                                          , being a non-employee member of the Board of Directors of Cisco Systems, Inc. (the “Company”) hereby elect to receive (complete either (a) or (b) below):

(a)	% (insert 0% OR a percentage between 25% and 100%) of my total annual retainer for the next year of Board service commencing at the next annual meeting of shareholders;

(b)	$ (insert $0 OR a dollar amount between $18,750 and $75,000) of my total annual retainer for the next year of Board service commencing at the next annual meeting of shareholders;

in the form of (check either (i) or (ii) below):

(i)              a fully vested deferred stock unit grant which will be granted under the 2005 Stock Incentive Plan (the “Plan”) on November     , 200   based on the closing value of the Company’s common stock on that date;

(ii)              a fully vested stock grant which will be granted under the Plan on November     , 200   based on the closing value of the Company’s common stock on that date.

I understand that this election will be effective only if received by                                      on or before                      [December 31, [PRECEDING YEAR]].

I further understand that I will receive my annual retainer in the form of cash to the extent that I do not elect to receive it in the form of a stock unit grant or stock grant under the Plan on, or as soon as practicable after, the date of the annual meeting of shareholders on                     , 20    .

I understand that, if I elect to receive a stock unit grant, any such stock unit grant will be settled in shares of the Company’s common stock on, or as soon as practicable after, my “separation from service” within the meaning of Section 409A of the Internal Revenue Code (which generally will be the date my service as a member of the Board of Directors of the Company terminates).

I further understand that my receipt of shares of the Company’s common stock pursuant to any stock unit grant will be taxed as ordinary income to me based on the value of the shares on the date the stock unit grant is settled and I receive shares of the Company’s common stock.

I understand that, if I elect to receive a stock grant, I will receive the shares representing any such stock grant on, or as soon as practicable after, the date of the annual shareholder meeting and that my receipt of a stock grant will be taxed as ordinary income to me based on the value of the shares on the date of grant.

ANNUAL EQUITY AWARD

I further (check one) (i)          ELECT or (ii)          DO NOT ELECT to defer the settlement of my total annual restricted stock unit award anticipated to be granted under the 2005 Stock Incentive Plan (the “Plan”) on                     , 20     immediately following the Company’s 20     Annual Meeting of Shareholders.

I understand that this election will be effective only if received by                                      on or before                      [December 31, [PRECEDING YEAR]].

If I do not elect to defer the settlement of my annual restricted stock unit grant, the above-mentioned restricted stock unit grant will be automatically settled in shares of the Company’s common stock on, or as soon as practicable after, the vesting of the restricted stock unit grant upon the completion of one year of Board service following the date of grant (subject to acceleration in certain cases), as more fully set forth in the Stock Unit Agreement. I understand that if my “separation from service” within the meaning of Section 409A of the Internal Revenue Code (“Separation from Service”) occurs before my restricted stock unit grant vests, the grant will be forfeited.

I understand that if I elect to defer the settlement of the above-mentioned annual restricted stock unit grant, any vested portion of my restricted stock unit grant will not be settled in shares of the Company’s common stock upon the above-described vesting date, but instead will be settled in shares of the Company’s common stock on, or as soon as practicable after, my Separation from Service (which generally will be the date my service as a member of the Board of Directors of the Company terminates).

I understand that my receipt of shares of the Company’s common stock pursuant to any stock unit grant will be taxed as ordinary income to me based on the value of the shares on the date the stock unit grant is settled and I receive shares of the Company’s common stock.

Signature of Non-Employee Director	Date

* Because individual circumstances vary, Cisco Systems, Inc. can not provide tax advice and you should consult with your own tax advisor regarding the income tax consequences of your potential elections.

CISCO SYSTEMS, INC.

VESTING ACCELERATION POLICY

FOR

DEATH AND TERMINAL ILLNESS

AS

AMENDED JULY 26, 2007

Unless and until the Compensation & Management Development Committee of the Board of Directors of Cisco Systems, Inc. determines otherwise, the following policy shall be applied to all equity awards issued under any equity plan maintained Cisco or any Cisco subsidiary, including equity awards and/or equity plans assumed by Cisco in connection with its acquisition of companies, and held by any employee of Cisco or any Cisco subsidiary (each such award shall be referred to herein as an “equity award”), except to the extent that the application of such policy would be prohibited by the applicable equity plan, equity award agreement or any applicable law, rule or regulation.

For purposes of this policy:

•

the value of stock options and stock appreciation rights is based on the difference between the exercise price of the equity awards and the closing price of Cisco’s stock on the date of the employee’s death or terminal illness, as applicable, or if such day is not a trading day, the last trading day prior to the date of death or terminal illness, as applicable; and

•

the value of stock grants, stock units, and unvested shares previously acquired pursuant to equity awards (such shares are referred to herein as “unvested equity award shares”) is based on the difference between the purchase price, if any, and the closing price of Cisco’s stock on the date of the employee’s death or terminal illness, as applicable, or if such day is not a trading day, the last trading day prior to the date of death or terminal illness, as applicable.

ACCELERATION UPON DEATH OF EMPLOYEE

Upon the death of an employee, Cisco will accelerate the vesting of the employee’s outstanding equity awards and any unvested equity award shares up to a specified limit based on the value of the equity awards and/or shares on the date of death. The limit on the amount of accelerated vesting is the greater of: (a) one-hundred percent (100%) of the unvested equity awards and/or unvested equity award shares up to a total value of $10 million; or (b) up to one year of vesting from the date of death as to all unvested equity awards and/or unvested equity award shares. For example, if an employee held unvested options for 100,000 shares with an exercise price of $1 which would vest in four annual installments of 25,000 shares, and the closing price of Cisco’s stock on the date of the employee’s death was $101, all 100,000 of the shares would become vested (100,000 shares x $100 (the difference between $101 and $1) = $10,000,000).

ACCELERATION UPON TERMINAL ILLNESS OF EMPLOYEE

Upon the terminal illness of an employee, Cisco will accelerate the vesting of the employee’s outstanding equity awards and any unvested equity award shares up to a specified limit based on the value of the equity awards and/or shares on the date of the terminal illness. An employee will be considered terminally ill upon the approval by Cisco’s employee life insurance provider of the accelerated life insurance benefit which indicates 12 months or less to live. The date of terminal illness will be the date the determination is made by Cisco’s employee life insurance provider. The limit on the amount of accelerated vesting is the greater of: (a) one-hundred percent (100%) of the unvested equity awards and/or unvested equity award shares up to a total value of $10 million; or (b) up to one year of vesting from the date of the terminal illness as to all unvested equity awards and/or unvested equity award shares. For example, if an employee holds unvested options for 100,000 shares with an exercise price of $1 which would vest in four annual installments of 25,000 shares, and the closing price of Cisco’s stock on the date that the employee is determined to be terminally ill was $101, all 100,000 of the shares would become vested (100,000 shares x $100 (the difference between $101 and $1) = $10,000,000).

CISCO SYSTEMS, INC.

VESTING POLICY

FOR

LEAVES OF ABSENCE

Unless and until the Compensation & Management Development Committee of the Board of Directors of Cisco Systems, Inc. determines otherwise, the following policy shall be applied to all equity awards issued under any equity plan maintained Cisco or any Cisco subsidiary, including equity awards and/or equity plans assumed by Cisco in connection with its acquisition of companies, and held by any employee of Cisco or any Cisco subsidiary (each such award shall be referred to herein as an “equity award”), except to the extent that the application of such policy would be prohibited by the applicable equity plan, equity award agreement or any applicable law, rule or regulation.

(Effective until approximately November 2008)

SUSPENSION OF VESTING UPON AUTHORIZED LEAVE OF ABSENCE

The exercise or vesting schedule in effect for any outstanding equity award and any unvested shares previously acquired pursuant to any equity award (such shares referred to herein as “unvested equity award shares”) held by an employee at the time of the employee’s commencement of an authorized leave of absence shall be suspended as of the first day of the authorized leave of absence, and the equity award and any unvested equity shares shall not vest and/or become exercisable for any additional shares during the period the employee remains on such leave of absence.

(Effective in or around November 2008)

90 DAYS CONTINUED VESTING ON AUTHORIZED LEAVES OF ABSENCE

The exercise or vesting schedule in effect for any outstanding equity award and any unvested shares previously acquired pursuant to any equity award (such shares referred to herein as “unvested equity award shares”) held by an employee at the time of the employee’s commencement of an authorized leave of absence shall continue to vest and/or become exercisable in accordance with the vesting schedule set forth in the applicable equity award agreement during the period the employee remains on such authorized leave of absence; provided that, in no event shall any employee be entitled to vest for more than 90 days of authorized leaves of absence during any rolling 12-month period (the “LOA Limit”).

If an employee exceeds the LOA Limit during any rolling 12-month period, the unvested equity award shares held by such an employee shall be suspended immediately following the expiration of the LOA Limit and the equity award and any unvested equity shares shall not vest and/or become exercisable for any additional shares during the remainder of the rolling 12-month period.

CISCO SYSTEMS, INC.

TRANSFER POLICY

FOR

DIVORCE

Unless and until the Compensation & Management Development Committee of the Board of Directors of Cisco Systems, Inc. determines otherwise, the following policy shall be applied to all equity awards issued under any equity plan maintained Cisco or any Cisco subsidiary, including equity awards and/or equity plans assumed by Cisco in connection with its acquisition of companies, and held by any employee of Cisco or any Cisco subsidiary (each such award shall be referred to herein as an “equity award”), except to the extent that the application of such policy would be prohibited by the applicable equity plan, equity award agreement or any applicable law, rule or regulation.

PROHIBITION ON TRANSFER OF EQUITY AWARDS UPON DIVORCE

Equity awards and any unvested shares acquired pursuant to equity awards shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process in connection with the divorce of the holder of such equity award or shares.